Colony NorthStar Credit Real Estate, Inc. Supplemental Financial Report – First Quarter 2018 May 8, 2018 To Update: Owned RE metrics NI to NOI rec Annualized NOI/EBITDA Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company’s operating results may differ materially from the pro forma information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017; the fair value of the Company’s investments may be subject to uncertainties; the Company’s use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company’s dependence on its external manager, an affiliate of Colony NorthStar, Inc., any adverse changes in the financial health or otherwise of its manager or Colony NorthStar, Inc. could hinder the Company’s operating performance and return on stockholder’s investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as in CLNC’s other filings with the Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony NorthStar Credit is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and Colony NorthStar Credit does not intend to do so.

Important Note Regarding Non-GAAP Financial Measures We present Core Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Core Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with U.S. GAAP. This supplemental financial measure helps us to evaluate our performance excluding the effects of certain transactions and U.S GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. We also use Core Earnings to determine the incentive fees we pay to our Manager. For information on the fees we pay our Manager, see the Note 11, “Related Party Arrangements” to our condensed consolidated financial statements included in our Form 10-Q to be filed with the U.S. Securities and Exchange Commission (“SEC”). In addition, the Company believes that its investors also use Core Earnings or a comparable supplemental performance measure to evaluate and compare the performance of the Company and its peers, and as such, the Company believes that the disclosure of Core Earnings is useful to its investors. We define Core Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) depreciation and amortization, (vi) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (vii) one-time events pursuant to changes in U.S. GAAP and (viii) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings. For clauses (vii) and (viii), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings may not be comparable to the Core Earnings reported by other companies. The Company calculates core earnings per share, a non-GAAP financial measure, based on a weighted-average number of common shares and OP units (held by members other than the Company or its subsidiaries). For Q1 2018 Core Earnings per share, the Company assumes the 44.4 million shares of Class B-3 common stock and the 3.1 million OP units (held by members other than the Company or its subsidiaries) were outstanding from January 1, 2018 through January 31, 2018 to reflect the standalone pre-merger financial information of the accounting acquirer.  Following January 31, 2018, the Company assumes approximately 131.0 million of shares of class A common stock, class B-3 common stock and OP units (held by members other than the Company or its subsidiaries) were outstanding. This assumes that the weighted average share count for the period was approximately 101.7 million shares. We believe net operating income (“NOI”) and earnings before interest, tax, depreciation and amortization (“EBITDA”) are useful measures of operating performance of our net lease and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI also reflects actual rents received during the period after adjusting for the effects of straight-line rents and amortization of above- and below- market leases; therefore, a comparison of NOI across periods better reflects the trend in occupancy rates and rental rates of the Company’s properties. NOI and EBITDA exclude historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjust for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. This allows for comparability of operating performance of the Company’s properties period over period. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI and EBITDA provide a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI and EBITDA. NOI may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness. NOI should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. The Company presents pro rata (or “at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP.

Notes Regarding CLNC Reportable Segments Colony NorthStar Credit Real Estate, Inc. currently holds investment interests through the following four reportable segments, which are based on how management reviews and manages its business: Loan Portfolio As of March 31, 2018, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction (“ADC”) arrangements accounted for as equity method investments as well as loans held through joint ventures with an affiliate of our Sponsor (Colony NorthStar, Inc.) which were deconsolidated as a result of the merger and subsequently treated as equity method investments. Senior mortgage loans include junior participations in our origination senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile Mezzanine loans include other subordinated loans Preferred equity balances include related equity participation interests CRE Debt Securities As of March 31, 2018, the Company’s CRE Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including “B-pieces” of CMBS securitization pools). Net Lease Real Estate (or “Net Lease”) As of March 31, 2018, the Company’s Net Lease investments included direct investments in commercial real estate with long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance capital expenditures and real estate taxes. Non-Core Assets As of March 31, 2018, the Company’s Non-Core Assets included direct investments in non-core operating real estate equity, real estate acquired in settlement of loans and investments in real estate private equity (“PE”) interests.

Business & Portfolio Highlights 6 Loan Portfolio 8 CRE Debt Securities 10 Net Lease Real Estate 11 Non-Core Assets 12 Capitalization 14 Appendix 17 Table of Contents

I. Business Highlights

The following financial results represent only the pre-merger financial information of a select commercial real estate debt and credit real estate portfolio of Colony NorthStar, Inc. ("Colony NorthStar Investment Entities"), as the accounting acquirer, on a stand-alone basis from January 1, 2018 through January 31, 2018 and the results of operations of Colony NorthStar Credit Real Estate, Inc. ("CLNC" or "Colony NorthStar Credit", or the "Company") following January 31, 2018. As a result, these financial results are not representative of the operating earnings of the Company since they do not include financial results of NorthStar Real Estate Income Trust, Inc. ("NorthStar I") and NorthStar Real Estate Income II ("NorthStar II") from January 1, 2018 through January 31, 2018.

Business & Financial	➢ Completed previously announced merger to create Colony NorthStar Credit Real Estate, Inc., a leading commercial real estate credit REIT ➢ Completed listing on the New York Stock Exchange ("NYSE") under the ticker symbol "CLNC" on February 1, 2018 ➢ First quarter 2018 GAAP net loss available of $4.7 million, or $0.05 per diluted share and core earnings of $44.4 million, or $0.44 per diluted share[1] ➢ Declared and paid monthly dividend of $0.145 per share of class A and class B-3 common stock for February and March. The dividend represents an annualized dividend of $1.74 per share of common stock, equating to a 9.1% dividend yield based on the $19.12 closing price on May 7, 2018 ➢ Subsequent to Q1 2018, the Company's Board of Directors declared a monthly cash dividend of $0.145 per share of class A and B-3 common stock for April and May
Investment Activity	➢ Deployed $228 million of capital during the first quarter 2018 ➢ Subsequent to quarter end, allocated approximately $300 million of total capital through closed deals or deals in advanced stages of execution
Capitalization	➢ Secured $400 million corporate revolving credit facility ➢ Subsequent to quarter end, increased existing master repurchase facility capacity by $500 million from $1.2 billion to $1.7 billion. As of May 7, 2018, the Company had approximately $1.2 billion of excess borrowing capacity on its master repurchase facilities
Liquidity	➢ As of May 7, 2018, total corporate liquidity of approximately $620 million through cash-on-hand of $220 million and availability under the corporate revolving credit facility of $400 million

See footnotes in the appendix

Colony NorthStar Credit Real Estate, Inc. 6

See footnotes in the appendix I. Portfolio Highlights Property type(5) Geography(5) ($ in thousands; as of March 31, 2018, unless otherwise stated) Non-core assets Portfolio Highlights $4.3 Billion Total Investment-Level Assets (2) $3.1 Billion Total Book Equity Value (1) $4.9 Billion Total At-Share Assets (1) Count Carrying value (2) % of total Senior mortgage loans 56 1,588,692 $ 37% Mezzanine loans 22 525,598 12% Preferred equity 5 182,549 4% CRE debt securities 42 318,177 7% Owned real estate - net lease (3) 10 678,496 16% Owned real estate - other real estate equity (3)(4) 12 759,818 18% Private equity interests 6 257,495 6% Total portfolio 153 4,310,826 $ 100%

$2.3 billion Total loan portfolio(1) 83 Total # of investments $28 million Average loan size (at CLNC share) 1.9 years W.A. remaining term(2) 3.3 years W.A. extended remaining term(3) 8.2% W.A. unlevered all-in yield(4) 12.6% Illustrative W.A. levered yield(5) A 50 basis point increase in LIBOR would increase illustrative levered yield by ~30bps Highlights II. Loan Portfolio Highlights Fixed vs. Floating(6) Investment type(6) (As of March 31, 2018, unless otherwise stated) See footnotes in the appendix 96% of Senior Loans are floating rate

II. Loan Portfolio Overview ($ in thousands; as of March 31, 2018, unless otherwise stated) Property type(7) Geography(7) See footnotes in the appendix

III. CRE Debt Securities ($ in thousands; as of March 31, 2018, unless otherwise stated) CMBS portfolio by vintage(4) See footnotes in the appendix % of portfolio 2011 2013 2014 2015 2016 2017 2018 2012 Rating # of investments Principal amount (1) Carrying value (1) W.A. unlevered all-in yield (2) W.A. term in years (3) Investment grade rated BBB- 29 236,017 $ 173,911 $ 7.4% 8.2 Non-invesment grade rated BB | B 10 131,439 86,123 11.8% 6.0 Non-rated n/a 3 101,718 58,143 7.2% 5.3 Total / W.A. 42 469,174 $ 318,177 $ 8.5% 7.1

IV. Net Lease Real Estate ($ and square feet in thousands; as of March 31, 2018, unless otherwise stated) See footnotes in the appendix See footnotes in the appendix As a result of the merger closing January 31, 2018, reported NOI does not represent a full quarter of NOI as it does not include the financial results for NorthStar I and NorthStar II from January 1, 2018 through January 31, 2018 * Property type(6) Geography(6) W.A. remaining lease term(5)(6) * Number of buildings Rentable square feet Carrying value (1) Reported NOI Annualized NOI (2) W.A. % leased at end of period (3)(4) W.A. remaining lease term (years) (5) Industrial 45 8,793 469,252 $ 4,337 $ 24,292 $ 95% 3.8 Office 4 842 136,678 1,893 7,574 100% 4.4 Retail 10 468 72,566 1,312 5,250 100% 5.2 Total / W.A. 59 10,102 678,496 $ 7,543 $ 37,116 $ 96% 4.0

V. Non-Core Assets: Other Real Estate Equity ($ and square feet in thousands; as of March 31, 2018, unless otherwise stated) See footnotes in the appendix See footnotes in the appendix Property type(5) Geography(5) W.A. remaining lease term(4)(5) * As a result of the merger closing January 31, 2018, reported NOI does not represent a full quarter of NOI as it does not include the financial results for NorthStar I and NorthStar II from January 1, 2018 through January 31, 2018 * Number of buildings Rentable square feet Carrying value (1) Reported NOI Annualized NOI / EBITDA (2) W.A. % leased at end of period (3) W.A. remaining lease term (years) (4) Office 33 2,601 535,849 $ 5,082 $ 27,879 $ 89% 4.6 Multifamily 107 n/a 216,241 2,150 11,621 92% n/a Hotel 1 n/a 7,728 (18) (37) n/a n/a Total / W.A. 141 2,601 759,818 $ 7,214 $ 39,464 $ 90% 4.6

$257 million Carrying value(1) 6% % of total investment portfolio(2) 107 Total # of funds 86% Carrying value as a % of underlying GP NAV(3) 1.3 years W.A. remaining life(4) Overview V. Non-Core Assets: Private Equity Interests Investment type(5) Geography(5) See footnotes in the appendix (As of March 31, 2018, unless otherwise stated)

$4.7 billion Total capitalization (Excluding cash) $1.6 billion Total outstanding debt(1) $400 million Corporate revolving credit facility availability As of May 7, 2018 $1.2 billion Master repurchase facilities availability(2) As of May 7, 2018 0.4x Net debt-to-equity ratio(3) 4.38% Blended cost of financing(4) VI. Capitalization Highlights Total Capitalization $4.7bn Shareholders’ Equity Repo Facilities Mortgage Debt Securitization Highlights Capital structure(5) See footnotes in the appendix Total capitalization $4.7bn (As of March 31, 2018, unless otherwise stated)

See footnotes in the appendix VI. Capitalization Overview ($ in thousands; as of March 31, 2018, unless otherwise stated)

VI. Interest Rate Sensitivity Change in one-month USD LIBOR 0.50% 1.00% 1.50% 2.00% Net Interest Income Sensitivity to LIBOR Increases(1)(2) CLNC’s loan portfolio benefits from a rising rate environment Approximately 96% of senior mortgage loans are indexed to one-month USD LIBOR Approximately 77% of the total loan portfolio is indexed to one-month USD LIBOR A 100 basis point increase in one-month USD LIBOR would increase our annual net interest income by $10.4 million (or $0.08 per diluted share) $ in millions See footnotes in the appendix ($0.04 per share) ($0.08 per share) ($0.12 per share) ($0.16 per share)

VII. Appendix

VII. Important Note Regarding Financial Statements For the period ending March 31, 2018, the following financial statements represents only the pre-merger financial information of the Colony NorthStar Investment Entities, as the accounting acquirer, on a stand-alone basis from January 1, 2018 through January 31, 2018 and the results of operations of Colony NorthStar Credit following January 31, 2018. As a result, the reported first quarter financial results are not representative of a full quarter of operating earnings since they do not include financial results of NorthStar I and NorthStar II from January 1, 2018 through January 31, 2018. For the period ending December 31, 2017, the following financial statements represent only the results of operations for the Colony NorthStar Investment Entities, as the accounting acquirer, on a stand-alone basis. As a result, comparisons of the Company’s period to period accompanying consolidated financial information may not be meaningful.

VII. Appendix – Consolidated Balance Sheet ($ in thousands, except per share data)(Unaudited) March 31, 2018 December 31, 2017 Assets Cash and cash equivalents 334,952 25,204 Restricted cash 117,443 41,901 Loans held for investment, net 1,816,218 1,300,784 Real estate securities, available for sale 176,194 - Real estate, net 1,495,096 219,740 Investments in unconsolidated ventures ($257,495 and $24,417 at fair value, respectively) 756,468 203,720 Receivables, net 60,999 35,512 Deferred leasing costs and intangible assets, net 113,239 11,014 Other assets 56,998 1,527 Mortgage loans held in securitization trusts, at fair value 3,193,298 - Total assets 8,120,905 $ 1,839,402 $ Liabilities Securitization bonds payable, net 172,113 108,679 Mortgage and other notes payable, net 924,018 280,982 Credit facilities 602,277 - Due to related party 12,649 - Accrued and other liabilities 49,896 5,175 Intangible liabilities, net 19,637 36 Escrow deposits payable 67,757 36,960 Dividends payable 18,994 - Mortgage obligations issued by securitization trusts, at fair value 3,051,315 - Total liabilities 4,918,656 431,832 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of March 31, 2018 and December 31, 2017 - - Common stock, $0.01 par value per share Class A, 905,000,000 shares authorized, 83,487,352 and 100 shares issued and outstanding as of March 31, 2018 and December 31, 2017, respectively 835 - Class B-3, 45,000,000 shares authorized, 44,399,444 and no shares issued and outstanding as of March 31, 2018 and December 31, 2017, respectively 444 - Additional paid-in capital 2,894,492 821,031 Retained earnings 136,446 258,777 Accumulated other comprehensive income (loss) (1,848) - Total stockholders’ equity 3,030,369 1,079,808 Noncontrolling interests in investment entities 98,311 327,762 Noncontrolling interests in Operating Partnership 73,569 - Total equity 3,202,249 1,407,570 Total liabilities and equity 8,120,905 $ 1,839,402 $

VII. Appendix – Consolidated Statement of Operations ($ and shares in thousands, except per share data)(Unaudited) Three Months Ended March 31, 2018 2017 Net interest income Interest income 36,139 $ 35,151 $ Interest expense on loans held for investment (7,415) (6,104) Interest income on mortgage loans held in securitization trusts 25,865 - Interest expense on mortgage obligations issued by securitization trusts (24,278) - Net interest income 30,311 29,047 Property and other income Property operating income 28,545 5,139 Other income 517 161 Total property and other income 29,062 5,300 Expenses Management fee expense 8,000 - Property operating expense 11,719 1,611 Transaction, investment and servicing expense 30,941 701 Interest expense on real estate 6,393 976 Depreciation and amortization 18,792 2,285 Administrative expense (including $285 and $0 of equity-based compensation expense, respectively) 3,228 3,012 Total expenses 79,073 8,585 Other income (loss) Unrealized gain on mortgage loans and obligations held in securitization trusts, net 497 - Other gain on investments, net 465 - Income (loss) before equity in earnings of unconsolidated ventures and income taxes (18,738) 25,762 Equity in earnings of unconsolidated ventures 15,788 6,038 Income tax benefit 549 223 Net income (loss) (2,401) 32,023 Net (income) loss attributable to noncontrolling interests: Investment entities (2,370) (9,137) Operating Partnership 57 - Net income (loss) attributable to Colony NorthStar Credit Real Estate, Inc. common stockholders (4,714) $ 22,886 $ Net income (loss) per common share - basic and diluted (0.05) $ 0.47 $ Weighted average shares of common stock outstanding, basic and diluted 98,662 44,399 Dividends declared per share of common stock 0.29 $ - $

VII. Appendix – Outstanding Common Shares and OP Units As of May 7, 2018 Class A common stock 83,487,352 Class B-3 common stock 44,399,444 OP units 3,075,623 Total common stock and OP units outstanding as of May 7, 2018 130,962,419

VII. Appendix – Reconciliation of GAAP to Non-GAAP Financial Information ($ in thousands; as of March 31, 2018)(Unaudited) Reconciliation of GAAP total assets to CLNC share of total assets See footnotes in the appendix

VII. Appendix – Reconciliation of GAAP to Non-GAAP Financial Information (cont’d) ($ in thousands, except per share data; as of March 31, 2018)(Unaudited) Reconciliation of GAAP net income to core earnings Reconciliation of GAAP net income to NOI/EBITDA See footnotes in the appendix Three Months Ended March 31, 2018 Net income (loss) attributable to Colony NorthStar Credit Real Estate, Inc. common stockholders (4,714) $ Adjustments: Net income (loss) attributable to noncontrolling interest of the Operating Partnership (57) Non-cash equity compensation expense 285 Transaction costs 30,179 Depreciation and amortization 18,834 Net unrealized gain (loss) on investments 1,304 Adjustments related to non-controlling interests (1,442) Core earnings attributable to Colony NorthStar Credit Real Estate, Inc. common stockholders 44,389 $ Core earnings per share (1) 0.44 $ Weighted average number of common shares and OP units (1) 101,737

Page 6 For Core Earnings per share, the Company assumes the 44.4 million shares of Class B-3 common stock and the 3.1 million OP units (held by members other than the Company or its subsidiaries) were outstanding from January 1, 2018 through January 31, 2018 to reflect the standalone pre-merger financial information of the accounting acquirer.  Following January 31, 2018, the Company assumes approximately 131.0 million of shares of class A common stock, class B-3 common stock and OP units (held by members other than the Company or its subsidiaries) were outstanding. This assumes that the weighted average share count for the period was approximately 101.7 million shares Page 7 Represents total assets and equity value at CLNC share. This includes noncontrolling interest in operating partnership and excludes noncontrolling interest in investment entities Represents carrying values at CLNC share as of March 31, 2018 Net lease and other real estate equity includes deferred leasing costs and intangible assets Other real estate equity consists of multi-tenant office, multifamily residential and hotel assets Based on carrying values at CLNC share as of March 31, 2018 and excludes CMBS, mortgage loans held in securitization trusts and private equity interests Other includes: (i) manufactured housing communities and (ii) commercial and residential development and predevelopment assets Other includes one non-U.S. collateral asset Page 8 Represents carrying values at CLNC share as of March 31, 2018 Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of March 31, 2018 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2018 In addition to the stated coupon on loans, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of both extension and exit fees Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2018 for weighted average calculations Illustrative W.A. levered yield represents investment net interest income from senior loan portfolio utilizing leverage of 75% at L+ 225 and unlevered interest income from mezzanine and preferred equity investments, divided by carrying value at CLNC share as of March 31, 2018 Based on carrying values at CLNC share as of March 31, 2018 Page 9 Represents carrying values at CLNC share as of March 31, 2018 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of both extension and exit fees Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2018 for weighted average calculations Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share Represents the remaining term based on maximum maturity date assuming all extension options on loans are exercised by the borrower Floating rate senior mortgage loans include loans transferred to securitization trusts that are consolidated by the Company Preferred equity balances include related equity participation interests Based on carrying values at CLNC share as of March 31, 2018 Other includes: (i) manufactured housing communities and (ii) commercial and residential development and predevelopment assets Other includes one non-U.S. collateral asset Page 10 Represents principal amounts and carrying values at CLNC share as of March 31, 2018; at CLNC share values for securitization assets are presented net of the impact from consolidation In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash interest income related to the accretion of purchase discounts. Weighted average calculation based on carrying value at CLNC share as of March 31, 2018 and is loss-adjusted for the non-rated securities Weighted average calculation based on carrying value at CLNC share as of March 31, 2018 Based on carrying values at CLNC share as of March 31, 2018 VII. Appendix – Footnotes

VII. Appendix – Footnotes (cont'd)

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1. Represents carrying values at CLNC share as of March 31, 2018
2. Annualized NOI is calculated by annualizing reported NOI after adjusting for the impact of the merger closing on January 31, 2018
3. Represents the % leased as of March 31, 2018 and is weighted by carrying value at CLNC share
4. W.A. % leased for office properties and the total net lease portfolio excludes one recently vacated office property. Including the vacated office property, W.A. % leased for office properties and the total net lease portfolio would be 75% and 91%, respectively
5. Based on in-place leases (defined as occupied and paying leases) as of March 31, 2018; assumes that no renewal options are exercised and is weighted by carrying value at CLNC share
6. Based on carrying values at CLNC share

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1. Represents carrying values at CLNC share as of March 31, 2018
2. Annualized NOI is calculated by annualizing reported NOI after adjusting for the impact of the merger closing on January 31, 2018
3. Represents the % leased as of March 31, 2018 and is weighted by carrying value at CLNC share
4. Based on in-place leases (defined as occupied and paying leases) as of March 31, 2018; assumes that no renewal options are exercised and is weighted by carrying value at CLNC share. Includes office properties only
5. Based on carrying values at CLNC share

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1. Represents carrying value at CLNC share as of March 31, 2018
2. Based on total investment-level assets at CLNC share as of March 31, 2018
3. Based on adjusted general partner ("GP") net asset value ("NAV") as of December 31, 2017, adjusted for Q1 2018 capital contributions and distributions
4. Represents the expected weighted average life based on carrying values at CLNC share as of March 31, 2018
5. Based on the underlying fund interests in private equity investments by investment type and geographic location based on GP NAV as of December 31, 2017
6. Primarily includes: leisure, self-storage, financial services and healthcare

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1. Represents unpaid principal balance at CLNC share as of March 31, 2018
2. Represents available borrowing capacity under the Company's master repurchase facilities as of May 7, 2018, which includes a $500 million master repurchase facility that was closed subsequent to the first quarter 2018
3. Represents CLNC's share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC share divided by total stockholders' equity as of March 31, 2018; stockholders' equity includes noncontrolling interest in operating partnership and excludes noncontrolling interest in investment entities
4. Assumes the applicable floating benchmark rate as of March 31, 2018 for weighted average calculations
5. Based on unpaid principal balance at CLNC share as of March 31, 2018
6. Represents financing on one senior loan investment; recourse solely with respect to 25% of the financed amount

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1. Subject to customary non-recourse carve-outs
2. Weighted average calculation based on outstanding debt at CLNC share as of March 31, 2018
3. Represents unpaid principal balance at CLNC share as of March 31, 2018
4. For further information on master repurchase facilities, please refer to the Company's Form 10-Q to be filed for the quarterly period ending March 31, 2018
5. Represents financing on one senior loan investment; recourse solely with respect to 25% of the financed amount

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1. Represents the impact on net interest income assuming changes in LIBOR for the loan portfolio only
2. Per share data based on class A and class B-3 common stock and OP units outstanding as of May 7, 2018

Colony NorthStar Credit Real Estate, Inc. 25

VII. Appendix – Footnotes (cont’d) Page 22 Non-controlling interest (“NCI”) represent interests in assets held by third party partners Assets at CLNC share represents the proportionate share attributed to CLNC based on CLNC’s ownership by asset Represents total assets adjusted for the net impact of securitization assets and related obligations which are consolidated for accounting purposes Page 23 The Company calculates core earnings per share, a non-GAAP financial measure, based on a weighted-average number of common shares and OP units (held by members other than the Company or its subsidiaries). For Core Earnings per share, the Company assumes the 44.4 million shares of Class B-3 common stock and the 3.1 million OP units (held by members other than the Company or its subsidiaries) were outstanding from January 1, 2018 through January 31, 2018 to reflect the standalone pre-merger financial information of the accounting acquirer. Following January 31, 2018, the Company assumes approximately 131.0 million of shares of class A common stock, class B-3 common stock and OP units (held by members other than the Company or its subsidiaries) were outstanding. This assumes that the weighted average share count for the period was approximately 101.7 million shares

Company Information Colony NorthStar Credit (NYSE: CLNC) is one of the largest publicly traded commercial real estate credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE senior mortgage loans, mezzanine loans, preferred equity, debt securities and net leased properties predominantly in the United States. Colony NorthStar Credit is externally managed by a subsidiary of leading global real estate and investment management firm, Colony NorthStar, Inc. Colony NorthStar Credit is organized as a Maryland corporation that intends to elect to be taxed as a REIT for U.S. federal income tax purposes for its taxable year ending December 31, 2018. For additional information regarding the Company and its management and business, please refer to www.clncredit.com. Shareholder Information Analyst Coverage: Raymond James Stephen Laws 901-579-4868 Headquarters: Los Angeles 515 South Flower Street 44th Floor Los Angeles, CA 90071 310-282-8220 New York 590 Madison Avenue 34th Floor New York, NY 10022 212-547-2600 Investor Relations: ADDO Investor Relations Lasse Glassen 310-829-5400 lglassen@addoir.com Press & Media: Owen Blicksilver P.R., Inc. Caroline Luz 203-656-2829 caroline@blicksilverpr.com Stock & Transfer Agent: American Stock & Transfer Trust Company (AST) 866-751-6317 help@astfinancial.com NYSE Ticker: CLNC Company Website: www.clncredit.com